UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): August 19, 2002

Delhaize America, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 0-6080

North Carolina	56-0660192

(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2110 Executive Drive, P.O. Box 1330 Salisbury, North Carolina	28145-1330

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 633-8250

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.

     On August 19, 2002 Delhaize Group, the Belgian international food retailer that owns Delhaize America, Inc. (“Delhaize America”), announced that Richard A. Anicetti, currently President and Chief Operating Officer of Food Lion, LLC (“Food Lion”), which is Delhaize America’s largest operating company, is being promoted to Chief Executive Officer of Food Lion; Pierre-Olivier Beckers, Chief Executive Officer and President of Delhaize Group, is assuming the additional title of Chief Executive Officer of Delhaize America; and William McCanless, previously Chief Executive Officer of Delhaize America and Food Lion, will become Vice Chairman of Delhaize America and will continue to serve on the Delhaize Group Board of Directors. All changes are effective September 1, 2002.

     A copy of the press release issued by Delhaize Group regarding the above is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99	Delhaize Group Press Release dated August 19, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELHAIZE AMERICA, INC.

Dated:	August 20, 2002	By: /s/ Michael R. Waller

Michael R. Waller Executive Vice President

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EXHIBIT INDEX

Exhibit No.	Description

99	Delhaize Group Press Release dated August 19, 2002

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